Exhibit 99.3
Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

The following unaudited schedules are presented in order to provide unaudited pro forma combined historical financial and operating data for Frontier Communications Corporation (Frontier), including financial and operating data for the properties acquired from Verizon Communications Inc. (Verizon) on July 1, 2010 in a merger transaction.  The unaudited financial and operating data for the three months ended September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 represent actual information for the third and fourth quarters of 2010 and the first and second quarters of 2011.

The unaudited pro forma combined statements of operations information, which have been prepared for the three months ended September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, give effect to the transactions and other events as if they had occurred on January 1, 2009.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the beginning of each period presented.  The pro forma information assumes that the debt of Verizon's Separate Telephone Operations (VSTO or the Acquired Properties) was assumed by Frontier as of January 1, 2009, the Frontier common stock was issued to Verizon shareholders as of January 1, 2009 and the Frontier annual cash dividend policy was $0.75 per share in 2009 and 2010.

Frontier is considered the accounting acquirer.  The historical quarterly financial information of Frontier and VSTO prior to July 1, 2010 has been adjusted to give effect to events that are directly attributable to the transactions and factually supportable and, in the case of the statements of operations information, that are expected to have a continuing impact.  Pro Forma adjustments were made:  to adjust the historical pension and other postretirement employee benefit obligations retained by Verizon; to conform the bad debt expense classification of VSTO to Frontier's policy; to remove acquisition, integration and realignment expenditures; to include interest expense on $3.2 billion of notes assumed by Frontier in the acquisition; to include amortization of acquired customer assets, and to exclude interest charged to VSTO by Verizon.

Note: All amounts in the attached schedules for the second quarter of 2011 have been shaded. Additionally, any other new or revised amounts that have been included in these schedules have been shaded.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

											Actual		Actual		Actual		Actual
	September 30,		December 31,			March 31,			June 30,		September 30,		December 31,		March 31,		June 30,
(Amounts in millions, except	2009	Var.	2009		Var.	2010		Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011
per share amounts)

Income Statement Data
Revenue	$1,514	$(60)	$1,454		$2	$1,456		$(22)	$1,434	$(31)	$1,403	$(44)	$1,359	$(12)	$1,347	$(25)	$1,322

Costs and expenses (1)	781	18	799		(22)	777		18	795	34	829	(63)	766	(21)	745	(20)	725
Depreciation and amortization	367	(22)	345		(1)	344		2	346	(6)	340	13	353	(2)	351	8	359
Total operating expenses	1,148	(4)	1,144		(23)	1,121		20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084

Operating income	366	(56)	310		25	335		(42)	293	(59)	234	6	240	11	251	(13)	238
Investment and other income (loss), net	5	(57)	(52)	(2)	59	7		3	10	(7)	3	(2)	1	8	9	(9)	-
Interest expense	168	2	170		(5)	165		1	166	1	167	1	168	(1)	167	-	167
Income before income taxes	203	(115)	88		89	177		(40)	137	(67)	70	3	73	20	93	(22)	71
Income tax expense	74	(39)	35		50	85	(3)	(38)	47	(7)	40	(14)	26	11	37	-	37
Net income	$129	$(76)	$53		$39	$92		$(2)	$90	$(60)	$30	$17	$47	$9	$56	$(22)	$34

Weighted average shares outstanding	989	-	989		-	989		-	989	-	989	1	990	-	990	(1)	989

Basic net income per share attributable to
common shareholders of Frontier	$0.13	$(0.08)	$0.05		$0.04	$0.09		$-	$0.09	$(0.06)	$0.03	$0.02	$0.05	$-	$0.05	$(0.02)	$0.03

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		Includes premium on debt repurchases of $54 million ($34 million or $0.03 per share after tax).

(3)		Includes tax expense of $21 million related to the impact of health care reform legislation enacted in March 2010.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
(Amounts in millions)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Selected Income Statement Data
Revenue
Local and long distance services	$767	$(7)	$760	$(38)	$722	$(13)	$709	$(20)	$689	$(27)	$662	$(27)	$635	$(17)	$618
Data and internet services	457	2	459	(1)	458	5	463	(10)	453	-	453	6	459	3	462
Other	94	(49)	45	41	86	2	88	5	93	(10)	83	4	87	(3)	84
Customer revenue	1,318	(54)	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181	(17)	1,164
Switched access and subsidy	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166	(8)	158
Total revenue	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322

Expenses
Costs and expenses (1)	781	18	799	(22)	777	18	795	34	829	(63)	766	(21)	745	(20)	725
Depreciation and amortization	367	(22)	345	(1)	344	2	346	(6)	340	13	353	(2)	351	8	359
Total operating expenses	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084

Operating Income	$366	$(56)	$310	$25	$335	$(42)	$293	$(59)	$234	$6	$240	$11	$251	$(13)	$238

Other Financial Data
Adjusted operating income (2)	$369	$9	$378	$(25)	$353	$(44)	$309	$22	$331	$(62)	$269	$6	$275	$-	$275
Adjusted operating income %	24.4%	1.6%	26.0%	-1.8%	24.2%	-2.7%	21.5%	2.1%	23.6%	-3.8%	19.8%	0.6%	20.4%	0.4%	20.8%
Operating cash flow, as adjusted (2)	$736	$(13)	$723	$(26)	$697	$(42)	$655	$16	$671	$(49)	$622	$4	$626	$8	$634
Operating cash flow %, as adjusted	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%
Free cash flow (2)	$310	$(10)	$300	$57	$357	$(72)	$285	$54	$339	$(126)	$213	$40	$253	$(22)	$231
Dividends (3)	$186	$-	$186	$-	$186	$-	$186	$-	$186	$-	$186	$1	$187	$-	$187
Dividend payout ratio (3)	60.0%	2.0%	62.0%	-9.9%	52.1%	13.2%	65.3%	-10.3%	55.0%	32.5%	87.5%	-13.7%	73.8%	6.8%	80.6%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	A reconciliation to this measure is presented on pages 5 and 6.
(3)	Assumes annual cash dividend of $0.75 per common share.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual			Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,			June 30,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011		Var.	2011

Other Financial Data

Revenue:
Residential	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607	(22)	585	(1)	(14)	571
Business	628	(37)	591	20	611	4	615	(10)	605	(14)	591	5	596	(1)	(3)	593
Total customer revenue	1,318	(54)	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181		(17)	1,164
% of total revenue	87%	0%	87%	0%	87%	1%	88%	0%	88%	0%	88%	0%	88%		0%	88%
Switched Access Revenue	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87		(2)	85
Federal Subsidies	48	(1)	47	(1)	46	(11)	35	8	43	-	43	(2)	41		(5)	36
State Subsidies	6	1	7	-	7	-	7	3	10	1	11	(1)	10		1	11
Surcharges	34	(3)	31	3	34	1	35	(8)	27	(2)	25	3	28		(2)	26
Total regulatory revenue	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166		(8)	158
% of total revenue	13%	0%	13%	0%	13%	-1%	12%	0%	12%	0%	12%	0%	12%		0%	12%
Total revenue	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347		(25)	1,322

Capital expenditures:
Base wireline operations	162	12	174	(59)	115	29	144	(5)	139	72	211	(18)	193		13	206
Fiber optic	31	4	35	(14)	21	(3)	18	2	20	(2)	18	(8)	10		(5)	5
Subtotal	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203		8	211
Integration	-	22	22	8	30	3	33	(17)	16	3	19	(13)	6		7	13
Total	193	38	231	(65)	166	29	195	(20)	175	73	248	(39)	209		15	224

(1)	Reflects a reclassification of $8 million of revenue from Business Revenue to Residential Revenue.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual			Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,			June 30,
(Amounts in millions, except operating data)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011		Var.	2011

Other Financial and Operating Data

Access lines:
Residential	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710		(92,799)	3,428,911
Business	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254		(26,303)	2,060,951
Total access lines	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964		(119,102)	5,489,862

Residential customer metrics:
Customers	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306		(86,347)	3,251,959
Revenue	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(22)	$585	(2)	$(14)	$571
Average monthly residential revenue per customer
(ARPU)	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(0.48)	$57.46	(2)	$0.35	$57.81
Customer monthly churn	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%		-0.13%	1.66%
Products per residential customer (1)	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35		0.05	2.40

Business customer metrics:
Customers	NA		NA		NA		NA		354,233	(10,410)	343,823	(10,427)	333,396		(6,633)	326,763
Revenue	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605	$(14)	$591	$5	$596	(2)	$(3)	$593
Average monthly business revenue per customer (ARPU)	NA		NA		NA		NA		$565.06	$(0.28)	$564.78	$21.70	$586.48	(2)	$12.25	$598.73

Other data:
Employees	NA		NA		NA		14,800	(42)	14,758	40	14,798	102	14,900		30	14,930
High-Speed Internet (HSI) subscribers	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167	10,511	1,707,678		7,441	1,715,119
Video subscribers	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404		7,814	554,218
Switched access minutes of use (in millions)	6,050	(276)	5,774	105	5,879	(973)	4,906	440	5,346	(248)	5,098	(98)	5,000		(215)	4,785
Average monthly total revenue per access line	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07		$0.35	$79.42
Average monthly customer revenue per access line	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31		$0.63	$69.94

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Secure.

(2)	Reflects a reclassification of $8 million of revenue from Business Revenue to Residential Revenue.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

				For the					For the
				year ended			Actual	Actual	year ended	Actual	Actual
		September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
	(Amounts in millions)	2009	2009	2009	2010	2010	2010	2010	2010	2011	2011

	Net Income to Free Cash Flow

	Net income	$129	$53	$433	$92	$90	$30	$47	$259	$56	$34

	Add back:
	Depreciation and amortization	367	345	1,505	344	346	340	353	1,383	351	359
	Income tax expense	74	35	241	85	47	40	26	198	37	37
	Pension/OPEB costs (non-cash)	3	67	86	18	15	12	16	61	11	6
	Stock-based compensation	2	2	9	3	2	5	5	15	4	4
	Acquisition and integration costs	-	-	-	-	-	78	11	89	13	20

	Subtract:
	Cash paid for income taxes (1)	67	47	248	44	43	5	16	108	9	18
	Other income, net	5	(54)	(40)	5	10	2	-	17	7	-
	Capital expenditures - Business operations	193	209	789	136	162	159	229	686	203	211
	Free cash flow	$310	$300	$1,277	$357	$285	$339	$213	$1,194	$253	$231

(1)	Cash paid for income taxes in 2009 for the acquired properties was allocated evenly across all four quarters of 2009. Actual amounts for 2010 were not available and have been estimated.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

			For the					For the
			year ended			Actual	Actual	year ended	Actual	Actual
	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Amounts in millions)	2009	2009	2009	2010	2010	2010	2010	2010	2011	2011

Operating Cash Flow and
Operating Cash Flow Margin

Operating income	$366	$310	$1,373	$335	$293	$234	$240	$1,102	$251	$238

Add back:
Depreciation and amortization	367	345	1,505	344	346	340	353	1,383	351	359
Operating cash flow	$733	$655	$2,878	$679	$639	$574	$593	$2,485	$602	$597
Adjustments:
Non-cash pension/OPEB costs	3	67	86	18	15	12	16	61	11	6
Severance and early retirement costs	-	1	4	-	1	7	2	10	-	11
Acquisition and integration costs	-	-	-	-	-	78	11	89	13	20
Operating income, as adjusted	$369	$378	$1,463	$353	$309	$331	$269	$1,262	$275	$275
Operating cash flow, as adjusted	$736	$723	$2,968	$697	$655	$671	$622	$2,645	$626	$634

Revenue	$1,514	$1,454	$6,071	$1,456	$1,434	$1,403	$1,359	$5,652	$1,347	$1,322

Operating income margin
(Operating income divided by revenue)	24.2%	21.3%	22.6%	23.0%	20.4%	16.7%	17.6%	19.5%	18.6%	18.0%

Operating income margin, as adjusted	24.4%	26.0%	24.1%	24.2%	21.5%	23.6%	19.8%	22.3%	20.4%	20.8%

Operating cash flow margin
(Operating cash flow divided by revenue)	48.4%	45.0%	47.4%	46.6%	44.6%	40.9%	43.6%	44.0%	44.7%	45.2%

Operating cash flow margin, as adjusted	48.6%	49.7%	48.9%	47.9%	45.7%	47.9%	45.8%	46.8%	46.5%	47.9%

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Revenue:
Legacy Frontier	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505	(8)	497
Acquired properties	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842	(17)	825
Total revenue	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322

Cash operating expenses
Legacy Frontier	239	(3)	236	3	239	(2)	237	16	253	1	254	(4)	250	(4)	246
Acquired properties (1)	539	(44)	495	25	520	22	542	(63)	479	3	482	(12)	470	(28)	442
Total cash operating expenses	778	(47)	731	28	759	20	779	(47)	732	4	736	(16)	720	(32)	688

Operating cash flow, as adjusted
Legacy Frontier	288	(3)	285	(4)	281	(2)	279	(19)	260	(14)	246	8	254	(3)	251
%	54.6%	0.1%	54.7%	-0.7%	54.0%	0.0%	54.0%	-3.2%	50.8%	-1.7%	49.1%	1.3%	50.4%	0.1%	50.5%
Acquired properties	448	(10)	438	(22)	416	(40)	376	35	411	(35)	376	(4)	372	11	383
%	45.4%	1.5%	46.9%	-2.5%	44.4%	-3.4%	41.0%	5.2%	46.2%	-2.4%	43.8%	0.4%	44.2%	2.2%	46.4%
Total operating cash flow, as adjusted	736	(13)	723	(26)	697	(42)	655	16	671	(49)	622	4	626	8	634
%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%

Capital expenditures (excluding integration):
Legacy Frontier	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54	(12)	42
% of revenue	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%	-3%	8%
Acquired properties	139	1	140	(44)	96	13	109	(5)	104	46	150	(1)	149	20	169
% of revenue	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%	1%	18%	2%	20%
Total capital expenditures	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203	8	211
% of revenue	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%	-2%	15%	1%	16%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Revenue Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual			Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,			June 30,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011		Var.	2011
Revenue:
Residential revenue:
Legacy Frontier	224	(6)	218	2	220	1	221	(2)	219	(5)	214	(2)	212		(3)	209
Acquired properties	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393	(20)	373		(11)	362
Total residential revenue	690	(17)	673	(18)	655	(10)	645	(15)	630	(23)	607	(22)	585	(1)	(14)	571

Business revenue:
Legacy Frontier	212	-	212	(1)	211	4	215	(2)	213	(4)	209	5	214		-	214
Acquired properties	416	(37)	379	21	400	-	400	(8)	392	(10)	382	-	382		(3)	379
Total business revenue	628	(37)	591	20	611	4	615	(10)	605	(14)	591	5	596	(1)	(3)	593

Regulatory revenue:
Switched access revenue
Legacy Frontier	60	1	61	(1)	60	(3)	57	(6)	51	(3)	48	1	49		(1)	48
Acquired properties	48	(4)	44	(1)	43	(3)	40	(3)	37	(3)	34	4	38		(1)	37
Total switched access revenue	108	(3)	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87		(2)	85

Federal subsidy revenue
Legacy Frontier	19	-	19	(2)	17	(7)	10	8	18	-	18	(1)	17		(3)	14
Acquired properties	29	(1)	28	1	29	(4)	25	-	25	-	25	(1)	24		(2)	22
Total Federal USF revenue	48	(1)	47	(1)	46	(11)	35	8	43	-	43	(2)	41		(5)	36

State subsidy revenue
Legacy Frontier	2	-	2	-	2	-	2	-	2	-	2	-	2		-	2
Acquired properties	4	1	5	-	5	-	5	3	8	1	9	(1)	8		1	9
Total State USF revenue	6	1	7	-	7	-	7	3	10	1	11	(1)	10		1	11

Surcharges revenue
Legacy Frontier	10	(1)	9	1	10	1	11	(1)	10	(1)	9	2	11		(1)	10
Acquired properties	24	(2)	22	2	24	-	24	(7)	17	(1)	16	1	17		(1)	16
Total surcharges revenue	34	(3)	31	3	34	1	35	(8)	27	(2)	25	3	28		(2)	26

Total regulatory revenue	196	(6)	190	-	190	(16)	174	(6)	168	(7)	161	5	166		(8)	158

Total revenue:
Legacy Frontier	527	(6)	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505		(8)	497
Acquired properties	987	(54)	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842		(17)	825
Total revenue	1,514	(60)	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347		(25)	1,322

(1)		Reflects a reclassification of $8 million of revenue from Business Revenue to Residential Revenue.

Frontier Communications Corporation
Pro Forma Combined Historical Operating Expenses Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Operating expenses:
Cash other operating expenses
Legacy Frontier	239	(3)	236	3	239	(2)	237	16	253	1	254	(4)	250	(4)	246
Acquired properties (1)	539	(44)	495	25	520	22	542	(63)	479	3	482	(12)	470	(28)	442
Total cash other operating expenses	778	(47)	731	28	759	20	779	(47)	732	4	736	(16)	720	(32)	688

Non-cash other operating expenses
Legacy Frontier	9	2	11	(3)	8	(3)	5	73	78	(61)	17	-	17	2	19
Acquired properties	(6)	63	57	(47)	10	1	11	8	19	(6)	13	(5)	8	10	18
Total non-cash other operating expenses	3	65	68	(50)	18	(2)	16	81	97	(67)	30	(5)	25	12	37

Other operating expenses
Legacy Frontier	248	(1)	247	-	247	(5)	242	89	331	(60)	271	(4)	267	(2)	265
Acquired properties	533	19	552	(22)	530	23	553	(55)	498	(3)	495	(17)	478	(18)	460
Total other operating expenses	781	18	799	(22)	777	18	795	34	829	(63)	766	(21)	745	(20)	725

Depreciation and Amortization
Legacy Frontier	103	-	103	(2)	101	(1)	100	(2)	98	2	100	-	100	(1)	99
Acquired properties	264	(22)	242	1	243	3	246	(4)	242	11	253	(2)	251	9	260
Total depreciation and amortization	367	(22)	345	(1)	344	2	346	(6)	340	13	353	(2)	351	8	359

Total operating expenses
Legacy Frontier	351	(1)	350	(2)	348	(6)	342	87	429	(58)	371	(4)	367	(3)	364
Acquired properties	797	(3)	794	(21)	773	26	799	(59)	740	8	748	(19)	729	(9)	720
Total operating expenses	1,148	(4)	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Capital Expenditures Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
(Amounts in millions of dollars)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Capital expenditures:
Base wireline operations
Legacy Frontier	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54	(12)	42
% of revenue	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%	-3%	8%
Acquired properties	108	(3)	105	(30)	75	16	91	(7)	84	48	132	7	139	25	164
% of revenue	11%	0%	11%	-3%	8%	2%	10%	-1%	9%	6%	15%	2%	17%	3%	20%
Total capital expenditures	162	12	174	(59)	115	29	144	(5)	139	72	211	(18)	193	13	206
% of revenue	11%	1%	12%	-4%	8%	2%	10%	0%	10%	6%	16%	-2%	14%	2%	16%

Fiber optic	31	4	35	(14)	21	(3)	18	2	20	(2)	18	(8)	10	(5)	5
% of revenue	2%	0%	2%	-1%	1%	0%	1%	0%	1%	0%	1%	0%	1%	0%	1%

Capital Expenditures
(excluding integration):
Legacy Frontier	54	15	69	(29)	40	13	53	2	55	24	79	(25)	54	(12)	42
% of revenue	10%	3%	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%	-3%	8%
Acquired properties	139	1	140	(44)	96	13	109	(5)	104	46	150	(1)	149	20	169
% of revenue	14%	1%	15%	-5%	10%	2%	12%	0%	12%	5%	17%	1%	18%	2%	20%
Total capital expenditures	193	16	209	(73)	136	26	162	(3)	159	70	229	(26)	203	8	211
% of revenue	13%	1%	14%	-5%	9%	2%	11%	0%	11%	6%	17%	-2%	15%	1%	16%

Frontier Communications Corporation
Pro Forma Combined Historical Residential Customer Metrics Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
Amounts in millions, except	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
(operating data)	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Residential customer metrics:
Customers -
Legacy Frontier	1,277,066	(22,558)	1,254,508	(24,082)	1,230,426	(23,827)	1,206,599	(20,780)	1,185,819	(22,058)	1,163,761	(21,024)	1,142,737	(19,231)	1,123,506
Acquired properties	2,715,463	(94,187)	2,621,276	(77,884)	2,543,392	(96,657)	2,446,735	(94,459)	2,352,276	(70,844)	2,281,432	(85,863)	2,195,569	(67,116)	2,128,453
Total residential customers	3,992,529	(116,745)	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306	(86,347)	3,251,959

Revenue -
Legacy Frontier	$224	$(6)	$218	$2	$220	$1	$221	$(2)	$219	$(5)	$214	$(2)	$212	$(3)	$209
Acquired properties	466	(11)	455	(20)	435	(11)	424	(13)	411	(18)	393	(20)	373	(11)	362
Total residential revenue	$690	$(17)	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(22)	$585 (2)	$(14)	$571

ARPU -
Legacy Frontier	$57.68	$(0.16)	$57.52	$1.61	$59.13	$1.31	$60.44	$0.59	$61.03	$(0.29)	$60.74	$0.43	$61.17	$(0.01)	$61.16
Acquired properties	$56.00	$0.83	$56.83	$(0.76)	$56.07	$0.57	$56.64	$0.49	$57.13	$(0.61)	$56.52	$(0.96)	$55.56	$0.50	$56.06
Total residential ARPU	$56.54	$0.51	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(0.48)	$57.46 (2)	$0.35	$57.81

Percent of customers on price protection plans -
Legacy Frontier	51.0%	2.3%	53.3%	2.0%	55.3%	1.5%	56.8%	0.8%	57.6%	0.8%	58.4%	0.6%	59.0%	1.5%	60.5%

Customer monthly churn -
Legacy Frontier	1.55%	-0.14%	1.41%	-0.04%	1.37%	0.00%	1.37%	0.02%	1.39%	-0.03%	1.36%	-0.01%	1.35%	-0.01%	1.34%
Acquired properties	2.55%	-0.24%	2.31%	-0.21%	2.10%	0.21%	2.31%	-0.18%	2.13%	-0.35%	1.78%	0.23%	2.01%	-0.18%	1.83%
Total residential customer monthly churn	2.24%	-0.22%	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%	-0.13%	1.66%

Products per residential customer - (1)
Legacy Frontier	2.48	0.06	2.54	-	2.54	0.03	2.57	0.01	2.58	0.02	2.60	0.04	2.64	0.03	2.67
Acquired properties	1.96	0.03	1.99	0.02	2.01	0.05	2.06	0.04	2.10	0.05	2.15	0.05	2.20	0.06	2.26
Total products per residential customer	2.13	0.03	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35	0.05	2.40

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Secure.

(2)	Reflects a reclassification of $8 million of revenue from Business Revenue to Residential Revenue.

Frontier Communications Corporation
Pro Forma Combined Historical Business Customer Metrics Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

										Actual			Actual			Actual			Actual
		September 30,		December 31,		March 31,		June 30,		September 30,			December 31,			March 31,			June 30,
(Amounts in millions,		2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010		Var.	2010		Var.	2011		Var.	2011
	except operating data)

Business customer metrics:
	Customers -
	Legacy Frontier	145,931	(5,168)	140,763	(2,540)	138,223	305	138,528	(1,072)	137,456		(1,973)	135,483		(2,832)	132,651		(832)	131,819
	Acquired properties (1)	NA		NA		NA		NA		222,906		(8,550)	214,356		(7,836)	206,520		(5,593)	200,927
	Total business customers	NA		NA		NA		NA		354,233	(2)	(10,410)	343,823	(2)	(10,427)	333,396	(2)	(6,633)	326,763	(2)

	Revenue -
	Legacy Frontier	$212	$-	$212	$(1)	$211	$4	$215	$(2)	$213		$(4)	$209		$5	$214		$-	$214
	Acquired properties	416	(37)	379	21	400	-	400	(8)	392		(10)	382		-	382		(3)	379
	Total business revenue	$628	$(37)	$591	$20	$611	$4	$615	$(10)	$605		$(14)	$591		$5	$596	(3)	$(3)	$593

	ARPU -
	Legacy Frontier	$483.27	$8.95	$492.22	$11.19	$503.41	$14.30	$517.71	$(4.30)	$513.41		$(2.45)	$510.96		$20.63	$531.59		$7.75	$539.34
	Acquired properties (1)	NA		NA		NA		NA		$581.05		$1.65	$582.70		$22.32	$605.02		$14.99	$620.01
	Total business ARPU	NA		NA		NA		NA		$565.06		$(0.28)	$564.78		$21.70	$586.48	(3)	$12.25	$598.73

(1)	Business customer metrics for the acquired properties is not available for prior periods.
(2)
Excludes master customer accounts of 6,129, 6,016, 5,775 and 5,983 that overlap Legacy Frontier and Acquired properties as of September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)	Reflects a reclassification of $8 million of revenue from Business Revenue to Residential Revenue.

Frontier Communications Corporation
Pro Forma Combined Historical Access Lines Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Access lines:
Residential -
Legacy Frontier	1,374,822	(25,312)	1,349,510	(26,845)	1,322,665	(26,194)	1,296,471	(23,299)	1,273,172	(24,778)	1,248,394	(23,428)	1,224,966	(21,652)	1,203,314
Acquired properties	2,846,124	(101,044)	2,745,080	(84,329)	2,660,751	(102,081)	2,558,670	(96,682)	2,461,988	(74,712)	2,387,276	(90,532)	2,296,744	(71,147)	2,225,597
Total residential access lines	4,220,946	(126,356)	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710	(92,799)	3,428,911

Business -
Legacy Frontier	776,886	(8,884)	768,002	(7,855)	760,147	(4,599)	755,548	(5,511)	750,037	(8,957)	741,080	(7,666)	733,414	(5,890)	727,524
Acquired properties	1,472,867	(24,810)	1,448,057	(24,824)	1,423,233	(24,672)	1,398,561	(12,846)	1,385,715	(16,747)	1,368,968	(15,128)	1,353,840	(20,413)	1,333,427
Total business access lines	2,249,753	(33,694)	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254	(26,303)	2,060,951

Total -
Legacy Frontier	2,151,708	(34,196)	2,117,512	(34,700)	2,082,812	(30,793)	2,052,019	(28,810)	2,023,209	(33,735)	1,989,474	(31,094)	1,958,380	(27,542)	1,930,838
Acquired properties	4,318,991	(125,854)	4,193,137	(109,153)	4,083,984	(126,753)	3,957,231	(109,528)	3,847,703	(91,459)	3,756,244	(105,660)	3,650,584	(91,560)	3,559,024
Total access lines	6,470,699	(160,050)	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964	(119,102)	5,489,862

Frontier Communications Corporation
Pro Forma Combined Historical Other Operating Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

HSI subscribers (DSL and
Fiber optic)
Legacy Frontier	621,331	14,616	635,947	8,113	644,060	3,427	647,487	3,244	650,731	1,435	652,166	3,215	655,381	3,325	658,706
Acquired properties:
DSL	909,794	1,884	911,678	3,752	915,430	(20,750)	894,680	(11,475)	883,205	(1,024)	882,181	12,159	894,340	8,972	903,312
Fiber Optic	143,888	3,736	147,624	3,861	151,485	2,924	154,409	3,260	157,669	5,151	162,820	(4,863)	157,957	(4,856)	153,101
Total	1,053,682	5,620	1,059,302	7,613	1,066,915	(17,826)	1,049,089	(8,215)	1,040,874	4,127	1,045,001	7,296	1,052,297	4,116	1,056,413
Total HSI subscribers	1,675,013	20,236	1,695,249	15,726	1,710,975	(14,399)	1,696,576	(4,971)	1,691,605	5,562	1,697,167	10,511	1,707,678	7,441	1,715,119

Video subscribers
Direct Broadcast Satellite (DBS)
Legacy Frontier	164,535	8,426	172,961	2,814	175,775	3,784	179,559	2,046	181,605	3,940	185,545	8,703	194,248	7,570	201,818
Acquired properties	195,819	5,620	201,439	5,392	206,831	916	207,747	6,129	213,876	8,068	221,944	17,888	239,832	13,910	253,742
Total DBS subscribers	360,354	14,046	374,400	8,206	382,606	4,700	387,306	8,175	395,481	12,008	407,489	26,591	434,080	21,480	455,560

Fiber optic - acquired properties	107,083	3,916	110,999	3,296	114,295	2,943	117,238	2,922	120,160	3,797	123,957	(11,633)	112,324	(13,666)	98,658
Total video subscribers	467,437	17,962	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404	7,814	554,218

Frontier Communications Corporation
Pro Forma Combined Historical ARPU Support Data
for the Four Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Four Quarters Ended June 30, 2011

									Actual		Actual		Actual		Actual
	September 30,		December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
	2009	Var.	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011

Average monthly total revenue per access line
Legacy Frontier	$80.91	$0.44	$81.35	$1.16	$82.51	$0.71	$83.22	$0.67	$83.89	$(0.69)	$83.20	$2.06	$85.26	$(0.08)	$85.18
Acquired properties	$77.30	$(2.15)	$75.15	$1.25	$76.40	$(0.29)	$76.11	$(0.08)	$76.03	$(0.81)	$75.22	$0.55	$75.77	$0.55	$76.32
Total average monthly total revenue per access line	$76.89	$(1.06)	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07	$0.35	$79.42

Average monthly customer revenue (1) per access line
Legacy Frontier	$66.90	$0.26	$67.16	$1.26	$68.42	$1.85	$70.27	$0.33	$70.60	$(0.28)	$70.32	$1.52	$71.84	$0.43	$72.27
Acquired properties	$66.93	$(1.61)	$65.32	$1.93	$67.25	$1.06	$68.31	$0.29	$68.60	$(0.65)	$67.95	$0.01	$67.96	$0.72	$68.68
Total average monthly customer revenue (1) per
access line	$66.92	$(0.99)	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31	$0.63	$69.94

(1)		Customer revenue is defined as total revenue less regulatory revenue. Regulatory revenue includes switched access and subsidies.